UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

 FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 1, 2016

Dominion Midstream Partners, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-36684 (Commission File Number)	46-5135781 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant's Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 1, 2016, Dominion Midstream Partners, LP issued a press release announcing unaudited earnings for the three and twelve months ended December 31, 2015.  The press release and related unaudited earnings tables are furnished with this Form 8-K as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

Exhibit
99	Dominion Midstream Partners, LP press release dated February 1, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP Registrant

By: Dominion Midstream GP, LLC
Its general partner

/s/ Carter M. Reid
Carter M. Reid Senior Vice President and Corporate Secretary

Date:  February 1, 2016